UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2005 (May 23, 2005)

GEORGIA GULF CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware(State or Other Jurisdiction of Incorporation)	1-9753(Commission File Number)	58-1563799(IRS Employer Identification Number)
115 Perimeter Center Place, Suite 460, Atlanta, GA(Address of Principal Executive Offices)		30346(Zip Code)

Registrant's Telephone Number, including area code: (770) 395-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

           On May 17, 2005, the Board of Directors of Georgia Gulf Corporation unanimously approved the amendment of Georgia Gulf’s Bylaws, effective as of May 17, 2005. A copy of the Bylaws, as amended, is filed as Exhibit 99.1 hereto and is incorporated into Item 5.03 of this Form 8-K by reference. The Bylaws were rewritten for clarity. The numbering of the amended Bylaws does not conform to the numbering of the prior Bylaws. Amendments, other than re-wordings without substantive change, are as follows.
Stockholders’ meetings may be held at the time and place designated by the Board of Directors or the Chairman, and the meeting may be held by remote communications. Previous bylaws did not permit remote communications, and set a specific day for each annual stockholders’ meeting.
The amended Bylaws include a provision for the calling of special stockholders’ meetings, while the prior bylaws do not include such a provision.
The amended Bylaws include a provision regarding the appointment of inspectors of election at stockholders’ meetings, while the prior bylaws do not contain such a provision.
The amended Bylaws contain more detailed provisions regarding the order of business at stockholders’ meetings than the prior bylaws. The amended Bylaws identify who may preside over the meeting, the procedures for properly bringing business (including stockholder proposals) before a meeting as well as who determines whether business is properly brought before the meeting.
The amended Bylaws require 1 day’s notice of a special directors’ meeting, while the prior bylaws required 2 day’s notice. Further the Chairman or President may call a special meeting under the amended Bylaws, while any two directors can call a special directors’ meeting under the prior bylaws.
The amended Bylaws state that a quorum, for directory’ meetings, is a majority of the directors, while the prior bylaws provided that one-third of the board constitutes a quorum.
The amended Bylaws permit a board committee to consist of a single director, while the prior bylaws require that committees consist of at least two directors.
The indemnification provisions have been amended to remove any distinction between indemnification for derivative actions and other actions, as the previous bylaws had. The amended Bylaws permit an indemnitee to bring suit against the company for unpaid indemnification amounts or unpaid expenses, while the prior bylaws do not address this.
The amended bylaws add provisions, not contained in the prior bylaws, protecting directors who rely in good faith upon records or other information presented by the company’s officers, employees or board committees and specifying that calendar days shall be used in determining time limitations.
Notices required in the amended Bylaws may not be given by telegraph, which was permitted under the prior bylaws.

Item 9.01 Financial Statements and Exhibits.

        (c) Exhibits.

99.1     Bylaws Effective May 17, 2005

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2005
Georgia Gulf Corporation
	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Bylaws Effective May 17, 2005